                                                                    Exhibit 99.3


                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                Three Months Ended
                                                     March 31
                                      ---------------------------------------
                                          1998         1997       % Change
                                          ----         ----       --------

  TELEVISION *
     Sales                                 $ 1,620      $ 1,015        59.6%
     Operating Profit (Loss)                   127          (33)      484.8%
     OP (Loss) without Special Items           127          (33)      484.8%
     Depreciation & Amortization                80           55        45.5%
     Capital Expenditures                       12           17       -29.4%
     EBITDA                                    212           49       332.7%
     EBITDA without Special Items              212           49       332.7%

  RADIO & OUTDOOR
     Sales                                     330          313         5.4%
     Operating Profit (Loss)                    64           42        52.4%
     OP (Loss) without Special Items            64           42        52.4%
     Depreciation & Amortization                49           49           -
     Capital Expenditures                        4            3        33.3%
     EBITDA                                    113           91        24.2%
     EBITDA without Special Items              113           91        24.2%

  CORPORATE & OTHER
     Sales                                      (1)          (2)       50.0%
     Operating Profit (Loss)                   (17)         (28)       39.3%
     OP (Loss) without Special Items           (17)         (28)       39.3%
     Depreciation & Amortization                 1            1           -
     Capital Expenditures                        2            1       100.0%
     EBITDA                                    (16)         (13)      -23.1%
     EBITDA without Special Items              (16)         (13)      -23.1%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                       -            -          N/A
     Operating Profit (Loss)                   (38)         (35)       -8.6%
     OP (Loss) without Special Items           (38)         (35)       -8.6%
     Depreciation & Amortization                 -            -          N/A
     Capital Expenditures                        -            -          N/A
     EBITDA                                    (38)         (35)       -8.6%
     EBITDA without Special Items              (38)         (35)       -8.6%

TOTAL CONTINUING OPERATIONS
     Sales                                   1,949        1,326        47.0%
     Operating Profit (Loss)                   136          (54)      351.9%
     OP (Loss) without Special Items           136          (54)      351.9%
     Depreciation & Amortization               130          105        23.8%
     Capital Expenditures                       18           21       -14.3%
     EBITDA                                    271           92       194.6%
     EBITDA without Special Items              271           92       194.6%


* Formerly Network, Television Stations, and Cable

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                Three Months Ended                        Six Months Ended
                                                     June 30                                  June 30
                                      ---------------------------------------  ---------------------------------------
                                          1998         1997       % Change         1998         1997       % Change
                                          ----         ----       --------         ----         ----       --------

  TELEVISION *
     Sales                                 $ 1,030        $ 905        13.8%        $ 2,650      $ 1,920        38.0%
     Operating Profit (Loss)                    45           42         7.1%            172            9      1811.1%
     OP (Loss) without Special Items            45           42         7.1%            172            9      1811.1%
     Depreciation & Amortization                78           54        44.4%            158          109        45.0%
     Capital Expenditures                       19           14        35.7%             31           31           -
     EBITDA                                    133          100        33.0%            345          149       131.5%
     EBITDA without Special Items              133          100        33.0%            345          149       131.5%

  RADIO & OUTDOOR
     Sales                                     456          378        20.6%            786          691        13.7%
     Operating Profit (Loss)                   141          107        31.8%            205          149        37.6%
     OP (Loss) without Special Items           141          107        31.8%            205          149        37.6%
     Depreciation & Amortization                57           49        16.3%            106           98         8.2%
     Capital Expenditures                        7            3       133.3%             11            6        83.3%
     EBITDA                                    198          157        26.1%            311          248        25.4%
     EBITDA without Special Items              198          157        26.1%            311          248        25.4%

  CORPORATE & OTHER
     Sales                                      (2)           -          N/A             (3)          (2)      -50.0%
     Operating Profit (Loss)                   (21)          (9)     -133.3%            (38)         (37)       -2.7%
     OP (Loss) without Special Items           (21)          (9)     -133.3%            (38)         (37)       -2.7%
     Depreciation & Amortization                 1            2       -50.0%              2            3       -33.3%
     Capital Expenditures                        1            1           -               3            2        50.0%
     EBITDA                                    (18)           4      -550.0%            (34)          (9)     -277.8%
     EBITDA without Special Items              (18)           4      -550.0%            (34)          (9)     -277.8%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                       -            -          N/A              -            -          N/A
     Operating Profit (Loss)                   (38)         (36)       -5.6%            (76)         (71)       -7.0%
     OP (Loss) without Special Items           (38)         (36)       -5.6%            (76)         (71)       -7.0%
     Depreciation & Amortization                 -            -          N/A              -            -          N/A
     Capital Expenditures                        -            -          N/A              -            -          N/A
     EBITDA                                    (38)         (36)       -5.6%            (76)         (71)       -7.0%
     EBITDA without Special Items              (38)         (36)       -5.6%            (76)         (71)       -7.0%

TOTAL CONTINUING OPERATIONS
     Sales                                   1,484        1,283        15.7%          3,433        2,609        31.6%
     Operating Profit (Loss)                   127          104        22.1%            263           50       426.0%
     OP (Loss) without Special Items           127          104        22.1%            263           50       426.0%
     Depreciation & Amortization               136          105        29.5%            266          210        26.7%
     Capital Expenditures                       27           18        50.0%             45           39        15.4%
     EBITDA                                    275          225        22.2%            546          317        72.2%
     EBITDA without Special Items              275          225        22.2%            546          317        72.2%


* Formerly Network, Television Stations, and Cable

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                Three Months Ended                       Nine Months Ended
                                                   September 30                             September 30
                                      ---------------------------------------  ---------------------------------------
                                          1998         1997       % Change         1998         1997       % Change
                                          ----         ----       --------         ----         ----       --------

  TELEVISION *
     Sales                                 $ 1,049        $ 909        15.4%        $ 3,699      $ 2,829        30.8%
     Operating Profit (Loss)                     7           72       -90.3%            179           81       121.0%
     OP (Loss) without Special Items            71           72        -1.4%            243           81       200.0%
     Depreciation & Amortization                81           56        44.6%            239          165        44.8%
     Capital Expenditures                       34           27        25.9%             65           58        12.1%
     EBITDA                                     92          130       -29.2%            437          279        56.6%
     EBITDA without Special Items              158          130        21.5%            503          279        80.3%

  RADIO & OUTDOOR
     Sales                                     534          377        41.6%          1,320        1,068        23.6%
     Operating Profit (Loss)                   157           99        58.6%            362          248        46.0%
     OP (Loss) without Special Items           157           99        58.6%            362          248        46.0%
     Depreciation & Amortization                71           51        39.2%            177          149        18.8%
     Capital Expenditures                        9            4       125.0%             20           10       100.0%
     EBITDA                                    230          150        53.3%            541          398        35.9%
     EBITDA without Special Items              230          150        53.3%            541          398        35.9%

  CORPORATE & OTHER
     Sales                                      (2)          (1)     -100.0%             (5)          (3)      -66.7%
     Operating Profit (Loss)                   (21)         (31)       32.3%            (59)         (68)       13.2%
     OP (Loss) without Special Items           (19)         (31)       38.7%            (57)         (68)       16.2%
     Depreciation & Amortization                 2            -          N/A              4            3        33.3%
     Capital Expenditures                        1            2       -50.0%              4            4           -
     EBITDA                                    (13)         (31)       58.1%            (47)         (40)      -17.5%
     EBITDA without Special Items              (11)         (31)       64.5%            (45)         (40)      -12.5%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                       -            -          N/A              -            -          N/A
     Operating Profit (Loss)                   (41)         (35)      -17.1%           (117)        (106)      -10.4%
     OP (Loss) without Special Items           (41)         (35)      -17.1%           (117)        (106)      -10.4%
     Depreciation & Amortization                 -            -          N/A              -            -          N/A
     Capital Expenditures                        -            -          N/A              -            -          N/A
     EBITDA                                    (41)         (35)      -17.1%           (117)        (106)      -10.4%
     EBITDA without Special Items              (41)         (35)      -17.1%           (117)        (106)      -10.4%

TOTAL CONTINUING OPERATIONS
     Sales                                   1,581        1,285        23.0%          5,014        3,894        28.8%
     Operating Profit (Loss)                   102          105        -2.9%            365          155       135.5%
     OP (Loss) without Special Items           168          105        60.0%            431          155       178.1%
     Depreciation & Amortization               154          107        43.9%            420          317        32.5%
     Capital Expenditures                       44           33        33.3%             89           72        23.6%
     EBITDA                                    268          214        25.2%            814          531        53.3%
     EBITDA without Special Items              336          214        57.0%            882          531        66.1%


* Formerly Network, Television Stations, and Cable

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                       Three Months Ended     Total Year
                                           December 31       December 31
                                      -------------------   -------------
                                             1997               1997
                                             ----               ----

  TELEVISION *
     Sales                                        $ 1,062        $ 3,891
     Operating Profit (Loss)                           48            129
     OP (Loss) without Special Items                   48            129
     Depreciation & Amortization                       79            244
     Capital Expenditures                              44            102
     EBITDA                                           133            412
     EBITDA without Special Items                     133            412

  RADIO & OUTDOOR
     Sales                                            412          1,480
     Operating Profit (Loss)                          124            372
     OP (Loss) without Special Items                  124            372
     Depreciation & Amortization                       48            197
     Capital Expenditures                               5             15
     EBITDA                                           177            575
     EBITDA without Special Items                     177            575

  CORPORATE & OTHER
     Sales                                             (1)            (4)
     Operating Profit (Loss)                          (37)          (105)
     OP (Loss) without Special Items                  (22)           (90)
     Depreciation & Amortization                        1              4
     Capital Expenditures                               -              4
     EBITDA                                           (32)           (72)
     EBITDA without Special Items                     (17)           (57)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                              -              -
     Operating Profit (Loss)                          (37)          (143)
     OP (Loss) without Special Items                  (37)          (143)
     Depreciation & Amortization                        -              -
     Capital Expenditures                               -              -
     EBITDA                                           (37)          (143)
     EBITDA without Special Items                     (37)          (143)

TOTAL CONTINUING OPERATIONS
     Sales                                          1,473          5,367
     Operating Profit (Loss)                           98            253
     OP (Loss) without Special Items                  113            268
     Depreciation & Amortization                      128            445
     Capital Expenditures                              49            121
     EBITDA                                           241            772
     EBITDA without Special Items                     256            787


* Formerly Network, Television Stations, and Cable

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                         Three Months Ended
                                         ---------------------------------------------------- Total Year
                                           Mar. 31      June 30      Sept. 30     Dec. 31    December 31
                                             1996         1996         1996         1996         1996
                                             ----         ----         ----         ----         ----

  TELEVISION *
     Sales                                      $ 990        $ 951        $ 766        $ 856      $ 3,563
     Operating Profit (Loss)                       33          161           50          (15)         229
     OP (Loss) without Special Items               33          161           50          (15)         229
     Depreciation & Amortization                   52           57           53           51          213
     Capital Expenditures                          18            5           16           30           69
     EBITDA                                        85          222          119           41          467
     EBITDA without Special Items                  85          222          119           41          467

  RADIO & OUTDOOR
     Sales                                        121          145          136          152          554
     Operating Profit (Loss)                       15           42           37           46          140
     OP (Loss) without Special Items               15           42           37           46          140
     Depreciation & Amortization                   16           13           13           15           57
     Capital Expenditures                           1            1            2            2            6
     EBITDA                                        31           55           49           62          197
     EBITDA without Special Items                  31           55           49           62          197

  CORPORATE & OTHER
     Sales                                          6            4            8            8           26
     Operating Profit (Loss)                      (96)         (36)         (17)         (52)        (201)
     OP (Loss) without Special Items              (20)         (36)         (17)         (43)        (116)
     Depreciation & Amortization                   (1)           5            2            3            9
     Capital Expenditures                           2           10            2            4           18
     EBITDA                                       (91)         (28)          (8)         (35)        (162)
     EBITDA without Special Items                 (15)         (28)          (8)         (26)         (77)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                          -            -            -            -            -
     Operating Profit (Loss)                      (24)         (30)         (30)         (30)        (114)
     OP (Loss) without Special Items              (24)         (30)         (30)         (30)        (114)
     Depreciation & Amortization                    -            -            -            -            -
     Capital Expenditures                           -            -            -            -            -
     EBITDA                                       (24)         (30)         (30)         (30)        (114)
     EBITDA without Special Items                 (24)         (30)         (30)         (30)        (114)

TOTAL CONTINUING OPERATIONS
     Sales                                      1,117        1,100          910        1,016        4,143
     Operating Profit (Loss)                      (72)         137           40          (51)          54
     OP (Loss) without Special Items                4          137           40          (42)         139
     Depreciation & Amortization                   67           75           68           69          279
     Capital Expenditures                          21           16           20           36           93
     EBITDA                                         1          219          130           38          388
     EBITDA without Special Items                  77          219          130           47          473


* Formerly Network, Television Stations, and Cable

                                CBS CORPORATION
                              SEGMENT INFORMATION
                          ($ in millions) (unaudited)

                                                   Total Year
                                                  December 31
                                                 --------------
                                                      1995
                                                      ----

  TELEVISION *
     Sales                                          $ 797
     Operating Profit (Loss)                          164
     OP (Loss) without Special Items                  164
     Depreciation & Amortization                       38
     Capital Expenditures                              21
     EBITDA                                           222
     EBITDA without Special Items                     222

  RADIO & OUTDOOR
     Sales                                            216
     Operating Profit (Loss)                           53
     OP (Loss) without Special Items                   53
     Depreciation & Amortization                       18
     Capital Expenditures                               9
     EBITDA                                            70
     EBITDA without Special Items                      70

  CORPORATE & OTHER
     Sales                                             61
     Operating Profit (Loss)                          (20)
     OP (Loss) without Special Items                    5
     Depreciation & Amortization                        2
     Capital Expenditures                               2
     EBITDA                                           115
     EBITDA without Special Items                     140

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                              -
     Operating Profit (Loss)                          (37)
     OP (Loss) without Special Items                  (37)
     Depreciation & Amortization                        -
     Capital Expenditures                               -
     EBITDA                                           (37)
     EBITDA without Special Items                     (37)

TOTAL CONTINUING OPERATIONS
     Sales                                          1,074
     Operating Profit (Loss)                          160
     OP (Loss) without Special Items                  185
     Depreciation & Amortization                       58
     Capital Expenditures                              32
     EBITDA                                           370
     EBITDA without Special Items                     395


* Formerly Network, Television Stations, and Cable